                                                                   EXHIBIT 10.47



DATED   30th August                                                         1994
--------------------------------------------------------------------------------




                            HORIZON EXPLORATION LTD.





                                     -AND-




                      THE BANK OF N. BUTTERFIELD & SON LTD





                       LETTER OF HYPOTHECATION AND PLEDGE





--------------------------------------------------------------------------------

                       LETTER OF HYPOTHECATION AND PLEDGE


TO:              THE BANK OF N.T. BUTTERFIELD & SON LTD
                 24 CHISWELL STREET
                 LONDON ECY 4TY


1.               CONSIDERATION

                 In consideration of you making/continuing advances to us or incurring liability on our behalf by way of acceptance or discount bills of exchange or in respect of documentary creditors or collection or otherwise in any way whatsoever or otherwise making credit/banking facilities available to us, we agree with you as follows to the intent that the provisions set out below shall apply on a continuing basis to all such transactions.

2.               REPRESENTATIONS AND WARRANTY

                 We represent and warrant to you that we have a good right to pledge with you the Goods and to execute or sign any transfers delivery orders or other requisite documents and the Documents (as herein defined) are valid and that we have good title to them and that the Goods are within our own disposition and control free from any other hypothecation, pledge, charge or encumbrance of any kind.

3.               TERMS OF AGREEMENT

                 It is understood and agreed that the terms upon which the above credit/banking facilities will be made/given are as follows:

3.1 All bills of exchange, promissory notes and negotiable instruments of any description, all bills of lading, shipping documents, dock warrants, delivery orders wharfingers and other warehouse warrants and receipts, policies and certificates of insurance, invoices and all other documents of title or documents relating to produce and goods (the "Documents") and all produce and goods represented by such documents or to which such documents relate (the "Goods") which shall be negotiated with you or handed to you for collection or otherwise or against which you may from time to time make available banking facilities or accommodation with or without collateral security, are hereby held; and

                 All Documents and/or Goods which are now or may at any time after the date of this letter be in your possession or deposited with you or your agents or representatives or lodged with you or transferred to you or your nominees by us or by others in our name or for our account (whether deposited for safe custody, collection, security or for any specific purpose or generally and whether in England or elsewhere), are hereby pledged and

                 As a continuing security for the payment or discharge or demand of all moneys obligations and liabilities whether actual or contingent now or hereafter due or to become due owing or incurred to you by us in whatever currency denominated whether on any current or other account or otherwise in any manner whatsoever (whether alone or jointly and in whatever style name or form and whether as principal or surety) including all liabilities in connection with foreign exchange transactions, accepting or endorsing or discounting any notes or bills or under bonds guarantees indemnities documentary or other credits or any instruments whatsoever from time to time entered into by you or at the request of us together with interest to date of payment at such rates and upon such terms as may from time to time be agreed and all commissions fees and other charges and all legal and other costs and expenses incurred by you (including those of your nominees and agents) in relation to us or the goods and a full indemnity basis.

3.2 Negative Covenants. We will not [and will procure that none of our subsidiaries for the time being will] without your prior written consent.

3.2.1 give any guarantees or indemnities otherwise than to you or any of your subsidiaries or in the ordinary course of trading (which expression shall not include guarantees or indemnities in respect of monies borrowed, credit incurred or financial obligations assumed by any third party);

3.2.2 part with, convey, lease or otherwise dispose of or enter into any agreement for parting with conveying or leasing or otherwise disposing of any of the freehold or leasehold properties now or hereafter belonging to us or our subsidiaries at below the then current market value;

3.2.3 create or permit to subsist any mortgage, debenture, hypothecation, charge, assignment by way of security, pledge or lien or any other encumbrance or security whatsoever (other than any such disclosed to you in writing prior to the date hereof) over all or any part of our or their respective present or future undertakings, properties, assets, revenues or uncalled capital except liens arising solely by operation of law in the ordinary course of trading which are discharged within sixty days of arising (unless being contested in good faith and by appropriate proceedings);

3.2.4 permit to increase the amount secured by any mortgage, debenture, hypothecation, charge, assignment by way of security, pledge or lien or any other encumbrance or security existing at the date hereof over all or any part of our or their respective present or future undertakings, properties, assets, revenues or uncalled capital except as aforesaid.

4.               UNDERTAKINGS

4.1              We hereby undertake to provide you with funds;

4.1.1 to meet on demand all bills negotiated, endorsed or advanced against or purchased by you for us which may be dishonored on presentation for acceptance or which may not be paid at the due date thereof according to the original tenor and all liability in respect thereof however arising and non-payment of a bill shall be deemed to have taken place if at that date funds have not been placed at your free disposal for the whole sum due;

4.1.2 to reimburse you for all advances made against documents of title which may not have been duly taken up on presentation;

4.1.3 to meet re-exchange expenses and all interest commission, discount and other bankers charges, legal, notarial and other costs, disbursements and expenses on a full indemnity basis;

4.1.4 to meet all freight, warehouse, dock, transit and other charges the cost of insurance, rent and all other costs of and incidental to such goods.

4.2 We hereby undertake to indemnify you and your correspondents and agents on demand against all losses claims expenses demands and liabilities of whatever nature now or hereafter incurred by (or by any agent officer or employee of) you or any of them for anything done or omitted in the exercise or purported exercise of the powers herein contained or occasioned by any breach by any of us our obligations hereunder.

5.               BANK'S AUTHORITIES

                 If, after due inquiry with us, you are not satisfied at the responses provided, you are authorised at your absolute discretion without further notice to us or further consent of any person interested;

5.1 to insure all the Goods against all insurance risks whether by land, sea or air for their full value and to recover the full amount from the insurers;

5.2 to land and store or arrange for the storage of the goods and/or re-ship the same to any other port;

5.3 to pay all freight, warehouse, dock, transit and other charges, the cost of insurance, rent and all other costs of and incidental to the Goods as you may from time to time think fit;

5.4 to pay or retain and charge us with such charges for commission as are usual between merchant and correspondent and such interest re-exchange notarial and banking charges as are usually payable in these circumstances;

5.5 to take conditional acceptance of bills of exchange (including acceptances for honor) and/or to extend the due date for payment thereof upon such conditions as you think fit;

5.6 to accept payment from drawees or acceptors (whether or not the acceptance is conditional) before maturity under rebate or discount on payment to deliver up the relative Documents to or to the order of the drawees or acceptors;

5.7 to accept part payment before maturity and to deliver such proportionate part of the goods held against the same as you in your absolute discretion think fit;

5.8 to convert into Sterling by telegraphic reminance or otherwise at your discretion any monies received by you under or by virtue of this letter of hypothecation and to debit our account with all costs, charges and loss on exchange thereby incurred;

5.9 to debit our account with all payments of freight, warehouse, dock, transit and other charges the cost of insurance, rent, interest and all other expenses incurred hereunder and with all money chargeable to us under this letter of hypothecation and pledge and with the amount of unaccepted or unpaid bills of exchange or of advances against other documents of title for which we are liable to you or any deficiency arising after realization;

                 but so that you are under no obligation to do any of the foregoing and are not liable for any loss we may sustain as a result of your delay or failure so to do.

6.               DISPOSAL OF SECURITY

6.1 You are authorised without demand for payment or notice or further consent of any person to sell or otherwise dispose of all or any of the goods at such times or times in such manner and for such consideration (whether payable or deliverable immediately or by installments) as you may in your absolute discretion think fit without being under any responsibility to us for the price obtained thereby in any of the following events.

6.1.1 on default of acceptance on presentation or in payment at maturity of any bill of exchange or of any of the sums due hereunder;

6.1.2 on any drawee or acceptor of any bill (whether conditionally or absolutely accepted) suspending payment, becoming bankrupt or insolvent or taking any steps composition or arrangement with creditors;

6.1.3 on our failure to repay on demand any money obligation or liability due, owing or incurred to you by us with all interest, commission, discount and other bankers charges, legal and other costs, disbursements and expenses due or incurred in respect thereof;

6.1.4 on any payment being made by you which you are authorised to make hereunder;

6.1.5 if and whenever you consider it desirable (having regard to the then market value of the Goods) that the Goods should be sold whether or not any contingent or other liability of ours shall have actually matured to you:

                 but so that you are under no obligation so to sell or otherwise dispose and you are not liable for any loss we may sustain as a result of your delay of failure so to do:

6.2 We will from time to time execute and sign all transfers, delivery order and other documents which you may require for perfecting your title or for vesting or enabling you to vest any of the Goods in you or for facilitating delivery of the same to you or your nominee(s) or transferee(s) or to effect delivery of the same as you may require and to do all such acts and things as may from time to time be necessary or expedient for effecting any sale or other disposition you may make. You and your agent(s) and nominee(s) are hereby severally and irrevocably authorised to execute and deliver any such document as our agent and to do any such act or thing on our behalf;

6.3 After deduction of all expenses, charges and commissions the net proceeds of such sale or disposal of the Goods shall be applied at your absolute discretion in discharge or reduction of any actual or contingent debt, obligation or liability to you of us and any surplus shall (subject to the provisions of this letter of hypothecation and pledge) be at our disposal. If such proceeds are insufficient for such purpose we undertake to make good such deficiency. Section 93 and the provisions contained in S. 103 of the Law of Property Act 1925 shall not apply. Any statement of account rendered to us by you shall be sufficient proof of the sale or other disposal of any of the Goods hereunder and of our deficiency resulting therefrom and shall for all purposes be conclusive between us and you.

7.               INSURANCE

                 We undertake that the Goods will be kept insured in their full value or for such other value as you may specify against all insurable risks including fire and flood and a note of your interest has been endorsed on the relevant policies and all policies whether effected by you or not are to be treated as part of your security. Should any claim arise under any insurance you are hereby irrevocably authorised to recover the full amount thereof from the insurers and to give a valid receipt on our behalf to charge the same commission on the proceeds as on a sale of the produce of goods and to apply such proceeds as if the same represented proceeds of any sale or disposal of any such goods hereunder. We hereby undertake to assign to you the policies of insurance for that purpose and to deliver them to you on demand and in the case of loss or damage to such goods howsoever caused to pay over to you all sums received by us in respect of such insurance and make up any deficiency which may result in the amount of any monies due to you and pending payment we shall hold all such sums in trust for you.

8.               MAINTENANCE OF SECURITY

                 We undertake to maintain such margin of security over liabilities as you shall from time to time stipulate, either by payment to you of cash or, if so agreed by you, by the deposit of additional collateral approved by you.

9.               ADDITIONAL GUARANTEES

                 Your holding additional guarantees or securities is not to prejudice your rights on any bills of exchange in case of dishonor nor shall any recourse or proceedings taken thereon or your giving time or granting any indulgence or making any arrangement of composition affecting your title to any security or our liability.

10.              RESTRICTION OF LIABILITY

                 We hereby irrevocably acknowledge that you are not to be liable to account as mortgage in possession or otherwise in any circumstances for;

10.1 any default by any insurer, warehouse keeper, broker, auctioneer, agent, carrier, captain or other officer of any ship or craft or other person employed in the insurance, sale, disposal, storage, shipment or carriage of any of the Goods or for any other purpose connected therewith nor;

10.2 any deterioration or deficiency in the quantity, quality, condition, delivery insurance or value of any of the Goods nor;

10.3 the stoppage or detention thereof by the shipper or any other person whomsoever nor;


10.4 the correctness, validity, sufficiency or genuineness of any of the Documents relating to the Goods from time to time deposited with you or your agents representatives or for any delay or omission which may occur in connection with the acceptance or payment of any drafts drawn on the buyers of any of the Goods nor;

10.5 loss on exchange rates or any other loss, damage or delay howsoever caused relating directly or indirectly to any of the Goods or the sale or disposal thereof.

11.              RIGHT OF SET-OFF

11.1 If any bill of exchange hypothecated to you by us is not paid in full at maturity then all advances made by you and all credits given by you to us against any other bill at any time drawn upon or accepted by the same drawee or acceptor and all other such sums shall forthwith become due and repayable to you without further demand and you shall be entitled without notice to set-off all or any of such advances credits or other such sums against any monies standing to our credit alone or jointly with others on any current or other account and shall have a lien on and be entitled to retain as security for the foregoing all or any cheques, drafts, bills, notes and negotiable instruments of us.

11.2 All monies received by you from us or from any other person may be applied to such account or liability of us or any one or more of us as you in your absolute discretion may from time to time conclusively determine.

12.              OFFICER'S AUTHORITY ETC

                 All the powers and authorities hereby given to you are powers and authorities equally given to or in favour of any Director, Manager of Offices of your Bank and your Correspondents or other Agents and the holders for the time being of any bill as if such persons were in each case specifically named and such powers and authorities may be exercised accordingly.

13.              NOTICES

                 Any notice or copy of protest for non-acceptance or non-payment or any other communication having reference to any transaction under this letter of hypothecation and pledge shall without prejudice to any other effective mode of making the same be deemed to have been sufficiently made on us if served on any one of the Directors or on the Secretary personally or if left for or sent by post to our registered office and shall be assumed to have reached the addressee within 24 hours of posting and in proving such service it shall be sufficient to prove that the notice or communication was properly addressed, stamped and posted by first class post.

14.              INTERPRETATION

14.1 Reference to you in this letter of hypothecation and pledge shall, where the context admits, include your successors and assigns whether immediate or derivative and if this letter is signed by two or more persons all agreements, obligations, warranties, powers, authorities, liabilities and charges herein contained or implied on their part are joint and several and shall be entitled to any of the rights or remedies legal or equitable of a surety as regards the indebtedness obligations or liabilities of any others of the undersigned:

14.2 You shall be at liberty to release compound with or otherwise vary or agree to vary the liability of or to grant time or indulgence to or make other arrangements with or any other person without prejudicing or affecting your rights and remedies against any others of the undersigned.

15.              CONTINUING SECURITY ETC.


                 The security created by this letter of hypothecation and pledge shall apply to all current and future transactions (nothwithstanding that any current transaction may have been entered into prior to the date hereof) and shall remain in force notwithstanding the liquidation, incapacity or any change in our constitution or any intermediate settlement of account or other matter whatsoever until the expiration of one month after receipt by you of notice to determine the same PROVIDED ALWAYS that such notice shall not have effect to terminate the security created by this letter of hypothecation in respect of amounts owing to you as at the date of receipt of such notice or in respect of obligations or liabilities present or future, actual or contingent occurred by us with you or arising out of any transaction effected prior to receipt of such notice and is in addition to and shall not merge with or otherwise prejudice or effect any guarantee, lien, bill, note, mortgage or other security right or remedy now or hereafter held by or available to you and neither this letter of hypothecation and pledge to your lien as bankers nor your rights or remedies on any bill or otherwise shall be in any way prejudiced or affected thereby or by the invalidity thereof by you now or hereafter dealing with exchanging, releasing, modifying or abstaining from perfecting or enforcing any of the same or any rights or remedies which you may now or hereafter have no giving time for performance or indulgence or compounding with any other person liable.


16.              CURRENCY

16.1 Moneys received or held by you pursuant to this pledge and hypothecation may from time to time after demand has been made be converted into such currency as you consider necessary or desirable to cover the obligations and liabilities actual or contingent of us that currency at your then prevailing spot rate of exchange (as conclusively determined by you) for purchasing the currency to be acquired with the existing currency.

16.2 If and to the extent that we fail to pay the amount when due on demand, you may in your absolute discretion without notice to us purchase at any time thereafter so much of a currency as you consider necessary or desirable to cover obligations and liabilities actual or contingent in such currency hereby secured at your then prevailing spot rate of exchange (as conclusively determined by you) for purchasing such currency with sterling and we hereby agree to indemnify you against the full sterling cost incurred by you for such purchase.

16.3 No payment to you (whether under any judgment or court order or otherwise) shall discharge the obligation or liability in respect of which it was made unless and until you shall have received payment in full in the currency in which such obligation was incurred as to the extent the amount of any such payment shall on actual conversion into such currency fall short of such obligation or liability expressed in that currency you shall have a further separate cause of action against and shall be entitled to enforce this pledge and hypothecation to recover the amount of the shortfall.

17.              GOVERNING LAW AND JURISDICTION

                 This letter of hypothecation and pledge shall be governed and interpreted in accordance with English law and we irrevocably submit to the non-exclusive jurisdiction of the High Court of Justice in England and/or Wales but it shall be open to you to enforce this letter of hypothecation and pledge in the courts of any other competent jurisdiction.


                 Dated    30th August 1994

                 SIGNED by                 /s/ G.M. Harrison


                 for and on behalf of HORIZON EXPLORATION LTD in the presence of


                 Signature:George Purdie

                 Address:
                         ----------------------------------------------

                 ------------------------------------------------------

                 ------------------------------------------------------

                 Occupation:  Director